SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 23, 2005

Advanstar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-61386	94-3243499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Avenue, New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 23, 2005, Advanstar, Inc. (“AI”) and its subsidiaries Advanstar Communications, Inc. (“ACI”), Advanstar Expositions Canada Limited and Advanstar.com, Inc. completed the previously announced sale of certain business assets of their tradeshows and conferences, trade publications and direct marketing products in the following primary industry sectors: Information Technology & Communications, Travel/Hospitality, Beauty, Home Entertainment, Abilities and Portfolio Group, including the shares of ACI’s Hong Kong subsidiary, to Questex Media Group, Inc. (the “Buyer”), a new company formed by Audax Private Equity Fund, L.P. and Kerry Gumas, formerly the Vice President and General Manager of Advanstar’s Information, Technology and Communications Group.  ACI’s share of its Brazilian subsidiary is also under contract to be sold to the Buyer, pending final regulatory approval.   The sales price for these assets and shares, which was determined in arm's length negotiations based on the estimated fair market value of the assets, was $185 million in cash, of which $7.8 million is being held in escrow for distribution to ACI upon the completion of the sale of ACI’s Brazilian subsidiary, plus the assumption of certain liabilities by the Buyer (including, without limitation, deferred revenue liabilities), plus a post-closing distribution to ACI from its Brazilian subsidiary, subject to regulatory approval, and less a $7 million working capital adjustment payable to the Buyer by ACI.

Item 2.05 Costs Associated with Exit or Disposal Activities.

Related to the sale of the business assets discussed above, ACI vacated or plans to vacate portions of its leased office space in New York, NY, Milford, CT, and Santa Ana, CA, resulting in a second quarter charge to operating income of approximately $1.3 million.  The facility lease costs will continue through June 2010, which is when the last office lease terminates.

ACI also plans to reduce its workforce by 68 employees, which will result in a charge to operating income of $0.5 million for severance and retention bonus related payments. These employees are expected to be terminated by the fourth quarter of 2005, with severance related payments continuing into 2006.

Item 9.01  Financial Statements and Exhibits.

B. Pro Forma Financial Statement Information

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

On May 23, 2005, AI and its subsidiaries, ACI, Advanstar Expositions Canada Limited, and Advanstar.com, Inc. completed the sale to Questex Media Group, Inc. of the business assets and certain liabilities of its tradeshows and conferences, trade publications and direct marketing products in the following primary industry sectors: Information Technology & Communications, Travel/Hospitality, Beauty, Home Entertainment, Abilities and Portfolio, including the shares of ACI’s Hong Kong subsidiary (“the Sold Portfolio Group”).  The shares of ACI’s Brazilian subsidiary are also under contract to be sold to Questex Media Group, Inc., pending final regulatory approval. Collectively the Sold Portfolio Group and Brazilian subsidiary are referred to as ‘‘the Portfolio Group.’’

The sale price for the Portfolio Group is $185 million in cash, of which $7.8 million is being held in escrow until the sale of ACI’s Brazilian subsidiary is completed, plus the assumption of certain liabilities by Questex Media Group, Inc. (including, without limitation, deferred revenue liabilities), less a $7 million working capital adjustment payable to Questex Media Group, Inc. by AI, and a post-closing distribution to ACI from its Brazilian subsidiary, subject to regulatory approval.

The following unaudited pro forma financial statements give effect to the disposition of the Portfolio Group in accordance with Article 11 of Regulation S-X and is based upon available information and certain assumptions management considered reasonable under the circumstances. The unaudited pro forma condensed balance sheet assumes the divestiture of the Portfolio Group occurred on March 31, 2005. Such pro forma information is based on the consolidated historical balance sheet data of AI and the Portfolio Group as of that date. The unaudited pro forma condensed statement of operations gives effect to the divestiture of the Portfolio Group for the three months ended March 31, 2005 and 2004 as if the divestiture occurred on January 1, 2005, and 2004, respectively and the years ended December 31, 2004, 2003, and 2002 as if the divestiture occurred on January 1, 2004, 2003, and 2002, respectively.  These unaudited condensed pro forma financial statements should be read in conjunction with 1) the historical consolidated financial statements and accompanying notes of AI, included in AI’s Quarterly Report on Form 10-Q, as of and for the three months ended March 31, 2005 and 2) the historical consolidated financial statements and accompanying notes of AI, included in AI’s Annual Report on Form 10-K, for the year ended December 31, 2004.

These unaudited condensed pro forma financial statements are not necessarily indicative of the separate financial position or results of operations of the Portfolio Group or of AI.  The Portfolio Group as it is presented in the accompanying unaudited condensed pro forma financial statements does not include certain allocated general and administrative expenses, such as salary and benefit related costs for finance, information technology, legal and risk management employees; risk management insurance costs, audit and tax services; and for occupancy and telecommunication costs for those locations currently shared with AI’s businesses, the infrastructure for which is being retained by AI.  These costs are normal recurring costs, which will likely be incurred by the Buyer in operating the Portfolio Group.

AI’s pro forma financial information as it is presented in the accompanying unaudited condensed pro forma financial statements includes the costs not allocated to the Portfolio Group as discussed above and does not include the effects of certain anticipated cost saving measures to be taken by AI, including cost savings resulting from the planned workforce reductions and the sublease of the portions of our New York, NY, Milford, CT and Santa Ana, CA office space vacated by the Portfolio Group as discussed above.

ADVANSTAR, INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS OF MARCH 31, 2005

	Historical	Portfolio Group (1)	Pro Forma Adjustments		Advanstar Pro Forma
	(in thousands)
ASSETS

Current assets:
Cash and cash equivalents	$39,137	$9,133	$174,900	(2)	$204,904
Accounts receivable, net	30,173	460	—		29,713
Prepaid expenses	9,653	3,879	—		5,774
Receivable from Questex Media Group, Inc.	—	(270)	—		270
Other	3,520	14	—		3,506

Total current assets	82,483	13,216	174,900		244,167
Due from parent	282		—		282
Property, plant and equipment, net	24,273	1,120	—		23,153

Goodwill	707,080	119,103	—		587,977
Intangible and other assets, net	91,678	4,945	—		86,733

	$905,796	$138,384	$174,900		$942,312

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities:
Current maturities of long-term debt	$1,300	$—	$—		$1,300
Accounts payable	17,355	715	—		16,640
Accrued compensation	5,518	512	—		5,006
Other accrued expenses	35,355	929	800	(3)	35,226
Deferred revenue	43,249	16,384	—		26,865

Total current liabilities	102,777	18,540	800		85,037

Long-term debt, net of current maturities	752,850	—	—		752,850
Deferred income taxes	21,250	(11,823)	—		33,073
Other long-term liabilities	3,472	—	—		3,472
Minority interests	4,225	4,225	—		—

Commitments and contingencies

Stockholder’s equity:
Common stock	—	—	—		—
Capital in excess of par value	370,424	—	—		370,424
Accumulated deficit	(354,963)	—	46,658	(4)	(308,305)
Accumulated other comprehensive loss	5,761	—	—		5,761
Total stockholder’s equity
	21,222	—	46,658		67,880

	$905,796	$10,942	$47,458		$942,312

The accompanying notes are an integral part of this unaudited pro forma condensed balance sheet.

ADVANSTAR, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS OF MARCH 31, 2005

(1)                                  Represents the assets sold and liabilities assumed of the Portfolio Group by Questex Media Group, Inc. as of March 31, 2005. These balances were previously included as a part of AI’s consolidated balance sheet and are presented to represent the Portfolio Group assets sold and applicable goodwill, liabilities assumed and impact on deferred income tax liability.

(2)                                  Represents the sales price of $185 million less working capital adjustment of $7 million and estimated transaction costs of $3.1 million.

(3)                                  Represents $0.8 million estimated current taxes payable as a result of the divestiture of the Portfolio Group.

(4)                                  Represents the estimated gain on sale calculated as follows:

Amount
(in thousands)
Selling price	$185,000
Working capital adjustment	(7,000)
Assets sold to Questex Media Group, Inc.	(138,384)
Liabilities assumed by Questex Media Group, Inc.	22,765
Estimated transaction costs	(3,100)

Estimated gain on sale of the Portfolio Group	59,281
Estimated tax effect (See Note 3)	(12,623)
Estimated gain on sale, net of taxes	$46,658

The estimated gain excludes the post-closing distribution to ACI from its Brazilian subsidiary, which is subject to regulatory approval.

ADVANSTAR INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2005

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$114,006	$23,433	$—	$90,573

Operating expenses:
Cost of production	21,209	4,983	—	16,226
Selling, editorial and circulation	43,939	13,674	—	30,265
General and administrative	14,353	951	—	13,402
Restructuring charge	—	—	—	—
Depreciation and amortization	11,620	1,557	—	10,063

Total operating expenses	91,121	21,165	—	69,956

Operating income (loss)	22,885	2,268	—	20,617

Other income (expense):
Interest expense, net	(23,193)	91	—	(23,284)
Other income (expense), net	(70)	411	—	(481)

Income (loss) before income taxes and minority interests	(378)	2,770	—	(3,148)

Provision (benefit) for income taxes	3,449	12,248	—	(8,799)

Minority interests	(646)	(646)	—	—
Income (loss) from continuing operations	$(4,473)	$(10,124)	$—	$5,651

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

		Portfolio	Pro Forma	Advanstar
	Historical	Group (1)	Adjustments	Pro Forma
	(in thousands)
Net revenue	$120,349	$31,285	$—	$89,064

Operating expenses:
Cost of production	23,089	5,927	—	17,162
Selling, editorial and circulation	43,468	14,921	—	28,547
General and administrative	11,699	922	—	10,777
Restructuring charge	—	—	—	—
Depreciation and amortization	11,532	1,241	—	10,291

Total operating expenses	89,788	23,011	—	66,777

Operating income (loss)	30,561	8,274	—	22,287

Other income (expense):
Interest expense, net	(23,048)	109	—	(23,157)
Other income (expense), net	1,324	495	—	829

Income (loss) before income taxes and minority interests	8,837	8,878	—	(41)

Provision (benefit) for income taxes	3,165	17,342	—	(14,177)

Minority interests	(550)	(550)	—	—
Income (loss) from continuing operations	$5,122	$(9,014)	$—	$14,136

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$380,471	$102,441	$—	$278,030

Operating expenses:
Cost of production	76,791	21,804	—	54,987
Selling, editorial and circulation	163,598	52,660	—	110,938
General and administrative	45,817	3,512	—	42,305
Restructuring charge	(4,015)	—		(4,015)
Depreciation and amortization	50,170	5,231	—	44,939

Total operating expenses	332,361	83,207	—	249,154

Operating income (loss)	48,110	19,234	—	28,876

Other income (expense):
Interest expense, net	(91,353)	421	—	(91,774)
Other income (expense), net	375	1,221	—	(846)

Income (loss) before income taxes and minority interests	(42,868)	20,876	—	(63,744)

Provision (benefit) for income taxes	13,954	13,497	—	457

Minority interests	(562)	(562)	—	—
Income (loss) from continuing operations	$(57,384)	$6,817	$—	$(64,201)

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$308,962	$105,305	$—	$203,657

Operating expenses:
Cost of production	62,895	21,506	—	41,389
Selling, editorial and circulation	128,783	50,432	—	78,351
General and administrative	35,310	2,978	—	32,332
Restructuring charge	2,692	—	—	2,692
Depreciation and amortization	57,721	8,747	—	48,974

Total operating expenses	287,401	83,663	—	203,738

Operating income (loss)	21,561	21,642	—	(81)

Other income (expense):
Interest expense, net	(75,924)	796	—	(76,720)
Write-off of deferred financing costs	(11,324)	—	—	(11,324)
Other income (expense), net	140	415	—	(275)

Income (loss) before income taxes and minority interests	(65,547)	22,853	—	(88,400)

Provision (benefit) for income taxes	4,283	18,505	—	(14,222)

Minority interests	(403)	(403)	—	—
Income (loss) from continuing operations	$(70,233)	$3,945	$—	$(74,178)

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

	Historical	Portfolio Group (1)	Pro Forma Adjustments	Advanstar Pro Forma
	(in thousands)
Net revenue	$291,836	$120,486	$—	$171,350

Operating expenses:
Cost of production	57,638	24,062	—	33,576
Selling, editorial and circulation	119,587	59,536	—	60,051
General and administrative	35,276	2,359	—	32,917
Depreciation and amortization	70,871	12,415	—	58,456

Total operating expenses	283,372	98,372	—	185,000

Operating income (loss)	8,464	22,114	—	(13,650)

Other income (expense):
Interest expense, net	(66,379)	689	—	(67,068)
Other income (expense), net	2,858	3,088	—	(230)

Income (loss) before income taxes and minority interests	(55,057)	25,891	—	(80,948)

Provision (benefit) for income taxes	(4,064)	1,098	—	(5,162)

Minority interests	(176)	(176)	—	—
Income (loss) from continuing operations	$(51,169)	$24,617	$—	$(75,786)

The accompanying notes are an integral part of this unaudited pro forma condensed statement of operations.

ADVANSTAR, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED STATEMENT OF OPERATIONS

(1)                                  Represents the statement of operations of the Portfolio Group being sold to the Questex Media Group, Inc. These balances were previously included as a part of AI’s consolidated statement of operations and is presented to represent results of operations of the Portfolio Group included in AI’s consolidated results for the years presented. These results of operations are not necessarily indicative of the results of operations that would have occurred if the Portfolio Group had been operated independent of AI.

C.  Exhibits

Exhibit No.	Document

2.1

Asset and share purchase agreement dated April 2, 2005 between Advanstar, Inc. and its subsidiaries and Questex Media Group, Inc. (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR, INC.

Date: May 27, 2005	By:	/s/ David W. Montgomery
Name: David W. Montgomery
Title: Vice President - Finance,
Chief Financial Officer and Secretary